EXHIBIT 99.2(d)



                   Auction Market Preferred Stock, Series A

NUMBER 1                                                                SHARES

                    PREFERRED INCOME STRATEGIES FUND, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY           CUSIP # 74038E 20 9

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                    PREFERRED INCOME STRATEGIES FUND, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, PREFERRED INCOME STRATEGIES FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:                                  , 2003

Countersigned and Registered:

THE BANK OF NEW YORK                       ___________________________________
(New York) Transfer Agent


By:
   ---------------------------------      -----------------------------------
        Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    PREFERRED INCOME STRATEGIES FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT--        Custodian
                                                        -------
                                                         (Cust)          (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right          under Uniform Gifts to Minors Act
         of survivorship and not as tenants                              (State)
         in common

      Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto _________________________________________________________________________

Please insert social securities or other identifying number of assignee

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________


                              ------------------------------------------------
                  NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Stock, Series B

NUMBER 1                                                                SHARES

                    PREFERRED INCOME STRATEGIES FUND, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY           CUSIP # 74038E 30 8

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                    PREFERRED INCOME STRATEGIES FUND, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, PREFERRED INCOME STRATEGIES FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:                , 2003

Countersigned and Registered:

THE BANK OF NEW YORK                      ___________________________________
(New York)     Transfer Agent

By:
   ---------------------------------      -----------------------------------
        Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    PREFERRED INCOME STRATEGIES FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT--        Custodian
                                                         ------
                                                         (Cust)          (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right          under Uniform Gifts to Minors Act
         of survivorship and not as tenants                              (State)
         in common

      Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto ________________________________________________________________________

Please insert social securities or other identifying number of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                              ________________________________________________
                  NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Stock, Series C

NUMBER 1                                                                SHARES

                    PREFERRED INCOME STRATEGIES FUND, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY            CUSIP # 74038E 40 7

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                    PREFERRED INCOME STRATEGIES FUND, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, PREFERRED INCOME STRATEGIES FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:                , 2003

Countersigned and Registered:

THE BANK OF NEW YORK                      ___________________________________
(New York)     Transfer Agent

By:
   ---------------------------------      -----------------------------------
        Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    PREFERRED INCOME STRATEGIES FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT--        Custodian
                                                         ------
                                                         (Cust)          (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right          under Uniform Gifts to Minors Act
         of survivorship and not as tenants                              (State)
         in common

      Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto __________________________________________________________________________

Please insert social securities or other identifying number of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                              ________________________________________________
                  NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Stock, Series D

NUMBER 1                                                                SHARES

                    PREFERRED INCOME STRATEGIES FUND, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY            CUSIP # 74038E 50 6

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                    PREFERRED INCOME STRATEGIES FUND, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, PREFERRED INCOME STRATEGIES FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:                , 2003

Countersigned and Registered:

THE BANK OF NEW YORK                      ___________________________________
(New York)     Transfer Agent

By:
   ---------------------------------      -----------------------------------
        Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    PREFERRED INCOME STRATEGIES FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT--        Custodian
                                                         ------
                                                         (Cust)          (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right         under Uniform Gifts to Minors Act
         of survivorship and not as tenants                              (State)
         in common

      Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto _________________________________________________________________________

Please insert social securities or other identifying number of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                              ________________________________________________
                  NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Stock, Series E

NUMBER 1                                                                SHARES

                    PREFERRED INCOME STRATEGIES FUND, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY           CUSIP # 74038E 60 5

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                    PREFERRED INCOME STRATEGIES FUND, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, PREFERRED INCOME STRATEGIES FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:                 , 2003

Countersigned and Registered:

THE BANK OF NEW YORK                      ___________________________________
(New York)     Transfer Agent

By:
   ---------------------------------      -----------------------------------
        Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                    PREFERRED INCOME STRATEGIES FUND, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common        UNIF GIFT MIN ACT--        Custodian
                                                         ------
                                                         (Cust)          (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right          under Uniform Gifts to Minors Act
         of survivorship and not as tenants                              (State)
         in common

     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto __________________________________________________________________________

Please insert social securities or other identifying number of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                              ________________________________________________
                  NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.